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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003

                        SAVVIS COMMUNICATIONS CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    0-29375                 43-1809960
             --------                   ---------                ----------
(State or Other Jurisdiction          (Commission File          (IRS Employer
of Incorporation or Organization)          Number)           Identification No.)

      1 SAVVIS Parkway, St. Louis, Missouri                         63017
      12851 Worldgate Drive, Herndon, Virginia                      20170
      ----------------------------------------                      -----
      (Address of Principal Executive Office)                    (Zip Code)


       Registrant's telephone number, including area code: (314) 628-7000
                                                           (703) 234-8000

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                             -----------------------








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Item 9.   Regulation FD Disclosure (and Item 12. Results of Operations and
Financial Condition).

      This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      Attached as Exhibit 99.1 is a press release dated May 7, 2003, reporting the Company's results for the first quarter ended March 31, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SAVVIS COMMUNICATIONS CORPORATION



Date:  May 7, 2003             By:   /s/ Jeffrey H. Von Deylen
                                    ----------------------------------------
                             Name:  Jeffrey H. Von Deylen
                            Title:  Executive Vice President and CFO


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                                  EXHIBIT INDEX


Exhibit
Number                            Description
-------
99.1 Press Release issued by SAVVIS Communications Corporation on May 7, 2003 reporting first quarter, 2003 results